Offerings - Offering: 1	Feb. 24, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	Senior Unsecured Notes
Amount Registered	1,184,000
Proposed Maximum Offering Price per Unit	1
Maximum Aggregate Offering Price	$ 1,184,000
Fee Rate	0.01531%
Amount of Registration Fee	$ 181.27
Offering Note	The prospectus supplement to which this exhibit is attached is a final prospectus for the related offering. The maximum amount of that offering is $1,184,000.